FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2021
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

12.  FAIR VALUE MEASUREMENT

Measured at fair value on a recurring basis

The Company had no financial assets and liabilities measured and recorded at fair value on a recurring basis as of December 31, 2019, 2020 and 2021.

Measured at fair value on a non-recurring basis

The Company measures the acquired assets and liabilities at fair value on a nonrecurring basis as result of the business acquisition. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection of the future cash flow and the discount rate.

The Company measures goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value. The fair value was determined using models with significant unobservable inputs (Level 3 inputs) which primarily included management projections on the discounted future cash flow analysis including the discount rate using the weighted average cost of capital of 24% and expected revenue growth rates. Due to the business changes caused by the change of control of the Company and the adverse impact of the regulatory policies in mainland China, the Company ceased all the business of the main business entity in China controlled through the VIE agreement, and recognized a goodwill impairment loss of $8,107,014 for the year ended December 31, 2021.